SUMMARY PROSPECTUS
Delaware VIP® Smid Cap Growth Series — Service Class

April 30, 2013

Before you invest, you may want to review the Series’ statutory prospectus, which contains more information about the Series and its risks. You can find the Series’ statutory prospectus and other information about the Series, including its statement of additional information and most recent reports to shareholders online at delawareinvestments.com/vip/literature. You can also get this information at no cost by calling 800 523-1918 or by sending an e-mail request to subadvisoryrequests@delinvest.com. The Series’ statutory prospectus and statement of additional information, both dated April 30, 2013, are each incorporated by reference into this summary prospectus.

The Series is no longer offered (1) under existing participation agreements for use with new insurance products; or (2) under new participation agreements to insurance companies that seek to include the Series in their products, except for certain insurance companies that have initiated negotiations to add the Series to a new product prior to February 9, 2012. Contract holders of existing insurance companies that offer the Series will be able to continue to make purchases of shares, including purchases through reinvestment of dividends or capital gains distributions, and exchanges, regardless of whether they own, or have owned in the past, shares of the Series. The Series reserves the right to modify this policy at any time.

WHAT IS THE SERIES’ INVESTMENT OBJECTIVE?

Delaware VIP Smid Cap Growth Series seeks long-term capital appreciation.

WHAT ARE THE SERIES’ FEES AND EXPENSES?

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Series. The fee table and example do not reflect any fees or sales charges imposed by variable insurance contracts. If they did, the expenses would be higher.

	CLASS	SERVICE
Annual series operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Management fees	0.75%
	Distribution and service (12b-1) fees	0.30%
	Other expenses	0.09%
	Total annual series operating expenses	1.14%
	Fee waivers and expense reimbursements[1]	(0.05%	)
	Total annual series operating expenses after fee
	waivers and expense reimbursements	1.09%

[1] The Series’ distributor, Delaware Distributors, L.P. (Distributor), has contracted to limit the 12b-1 fees to no more than 0.25% of the Series’ average daily net assets from April 30, 2013 through April 30, 2014 or, if longer, until the Series is offered under new participation agreements or under new contracts with existing insurance companies (other than the update and modification of existing contracts in the normal course of business that may require registration or re-registration under state insurance laws as a new insurance contract, provided the new insurance contract effectively replaces the current insurance contract). This waiver and/or reimbursement may be terminated only by agreement of the Distributor and the Series.

EXAMPLE

This example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the waiver and/or reimbursement for the 1-year contractual period and the total operating expenses without the waivers and/or reimbursements for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	CLASS	SERVICE
	1 year	$111
	3 years	$357
	5 years	$623
	10 years	$1,382

PORTFOLIO TURNOVER

The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Series’ performance. During the most recent fiscal year, the Series’ portfolio turnover rate was 23% of the average value of its portfolio.

WHAT ARE THE SERIES’ PRINCIPAL INVESTMENT STRATEGIES?

The Series invests primarily in common stocks of growth-oriented companies that its investment manager, Delaware Management Company (Manager), believes have long-term capital appreciation potential and expects to grow faster than the U.S. economy. Under normal circumstances, the Series invests at least 80% of its net assets in securities of small-and mid-capitalization companies (80% policy). The Series 80% policy is nonfundamental and can be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change. For purposes of this Series, small-market capitalization companies are those companies whose market capitalization is similar to the market capitalization of companies in the Russell 2000® Growth Index, and mid-market capitalization companies are those companies whose market capitalization is similar to the market capitalization of companies in the Russell Midcap® Growth Index. The two indices listed above are for purposes of determining range and not for targeting portfolio management. As of December 31, 2012, the Russell 2000 Growth Index had a market capitalization range between $27.9 million and $4.7 billion, and the Russell Midcap Growth Index had a market capitalization range between $336.6 million and $21.2 billion. The market capitalization range for the indices listed above will change on a periodic basis.

Using a bottom-up approach, the Manager seeks to select securities of companies that it believes have attractive end market potential, dominant business models, and strong free cash flow generation that are attractively priced compared to intrinsic value of the securities. The Manager also considers a company’s operational efficiencies, management’s plans for capital allocation, and the company’s shareholder orientation. All of these factors give the Manager insight into the outlook for a company, helping it identify companies poised for sustainable free cash flow growth. The Manager believes that sustainable free cash flow growth, if it occurs, may result in price appreciation for the company’s stock.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE SERIES?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series’ portfolio. Principal risks include:

Risk	Definition
Investments not guaranteed by the Manager or its affiliates	Investments in the Series are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series, the repayment of capital from the Series, or any particular rate of return.
Market risk	The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.
Limited number of stocks risk	The possibility that a single security’s increase or decrease in value may have a greater impact on the series’ value and total return because the series may hold larger positions in fewer securities than other series.
Small company risk	The risk that investments in small- and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

Risk	Definition
Futures and options risk

The possibility that a fund may experience a loss if it employs an options or futures strategy related to a security or a market index and that security or index moves in the opposite direction from what the portfolio managers anticipated. Futures and options also involve additional expenses (such as the payment of premiums), which could reduce any benefit or increase any loss that a fund gains from using the strategy.

Foreign risk

The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability; changes in currency exchange rates; inefficient markets and higher transaction costs; foreign economic conditions; or inadequate or different regulatory and accounting standards.

Liquidity risk	The possibility that securities cannot be readily sold within seven days at approximately the price at which a series has valued them.
Counterparty risk

The risk that a counterparty to a derivative contract (such as a futures or options contract) or a repurchase agreement may fail to perform its obligations under the contract or agreement due to financial difficulties (such as a bankruptcy or reorganization).

HOW HAS DELAWARE VIP® SMID CAP GROWTH SERIES PERFORMED?

The bar chart and table below provide some indication of the risks of investing in the Series by showing changes in the Series’ performance from year to year and by showing how the Series’ average annual total returns for the 1-, 5-, and 10-year periods compare with those of a broad measure of market performance. The Series’ past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect expense caps in effect during certain of these periods. The returns would be lower without the expense caps. You may obtain the Series’ most recently available month-end performance by calling 800 523-1918 or by visiting our website at delawareinvestments.com/vip/performance.

Performance reflects all Series expenses but does not include any fees or sales charges imposed by variable insurance contracts. If they had been included, the returns shown below would be lower. Investors should consult the variable contract prospectus for more information.

On January 21, 2010, the Series transitioned to investing primarily in common stocks of small- to medium-sized, growth-oriented companies. Small-market capitalization companies are those companies whose market capitalization is similar to the market capitalization of companies in the Russell 2000® Growth Index, and mid-market capitalization companies are those companies whose market capitalization is similar to the market capitalization of companies in the Russell Midcap® Growth Index. Prior to that time, the Series invested primarily in stocks of medium-sized companies whose total market capitalization at the time of investment was within the range of the Russell Midcap Growth Index. The returns reflected in the bar chart may not be indicative of future performance.

Year-by-year total return (Service Class)

During the periods illustrated in this bar chart, the Class’ highest quarterly return was 19.43% for the quarter ended June 30, 2003 and its lowest quarterly return was -26.03% for the quarter ended December 31, 2008.

Average annual total returns for periods ended December 31, 2012

	1 year	5 years	10 years
Delaware VIP® Smid Cap Growth Series – Service Class	10.71%	6.93%	11.36%
Russell 2500™ Growth Index	16.13%	4.07%	10.55%
(reflects no deduction for fees, expenses, or taxes)

WHO MANAGES THE SERIES

Investment manager

Delaware Management Company, a series of Delaware Management Business Trust

Portfolio managers	Title with Delaware Management Company	Start date on the Series
Christopher J. Bonavico, CFA	Vice President, Senior Portfolio Manager, Equity Analyst	January 2010
Kenneth F. Broad, CFA	Vice President, Senior Portfolio Manager, Equity Analyst	January 2010

PURCHASE AND REDEMPTION OF SERIES SHARES

Shares are sold only to separate accounts of life insurance companies at net asset value (NAV). Please refer to the variable annuity or variable life insurance product contract prospectus for more information about the purchase and redemption of shares.

TAX INFORMATION

The dividends and distributions paid from the Series to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Series must be purchased through separate accounts used to fund variable annuity contracts or variable life insurance contracts (variable contracts), such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. You should refer to your variable contract prospectus for more information on these tax consequences.

PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Series through a broker/dealer or other financial intermediary (such as a bank), the Series and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to a recommend the Series over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SMPR-VSCGSVC [12/12] DG3 18734	Investment Company Act File No. 811-05162